FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Current:
Deferred consideration	$ 102	$ 80
Interest rate swaps	93	41
Foreign currency forward contracts	55	47
Other financial liabilities	80	80
Total current financial liabilities	330	248
Non-current:
Interest rate swaps	286	145
Foreign currency forward contracts	41	3
Other financial liabilities	2,767	2,384
Total non-current financial liabilities	3,094	2,532
Non-Controlling Interest in Operating Subsidiaries	$ 1,800	$ 1,700